SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2003

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1     Press Release dated February 11, 2003

Item 9. Regulation FD Disclosure

On February 11, 2003, Salix announced operating results for the fourth quarter and year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: February 11, 2003	By:	/s/ Adam C. Derbyshire
Adam C. Derbyshire Vice President and Chief Financial Officer